Howe Barnes Hoefer & Arnett

12th Annual Bank Conference

August 13, 2007

Forward Looking Statements

This presentation contains forward-looking statements (within the meaning of the Private
Securities Litigation Reform Act of 1955). Such statements are not historical facts, but rather are based on our current expectations, estimates and projections about our industry, our beliefs and assumptions. Words including “may,” “will,” “could,”
“would,”  “should,” “anticipate,” “expect,” “intend,” “plan,” “project,” “believe,” “seek,”
“estimate” and similar expressions are intended to identify forward-looking statements.
These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which remain beyond our control, are difficult to predict, and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Such risk factors are disclosed from time to time in filings made by Crescent Financial Corp. with the
Securities and Exchange Commission. We caution you not to place undue reliance on these forward-looking statements, which reflect management’s view only as of the date of this presentation. We are not obligated to update these statements or publicly release the result of any revisions to them to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.

State-chartered community bank opened in Dec.1998

Formed holding company in June 2001

In September 2006, acquired Port City Bank with $185
million in assets

Total assets of $782 million as of June 30, 2007

11 full-service offices, with headquarters in Cary, NC

Serves 3 major markets: Raleigh-Durham, Sandhills
and Wilmington

About Crescent Financial

About Crescent Financial: CRFN1

Listed on NASDAQ:                                                  October 2005

Market Cap:                                                                                         $94 million

Inside ownership:                                                              18.6%

Institutional ownership:                                6.7%

Avg. daily volume (3 mos.):      7,823 shares

Shares outstanding:                                                 9.2 million

1 Market Data as of July 30, 2007.

High Growth Strategy:

Increase presence in high-growth central and southeast
North Carolina markets

Identify communities of interest and then hire the best local bankers

Target small- and medium-sized businesses, professionals
and individuals located in the markets we serve

Empower seasoned employees to make decisions at local
level

Focus on core deposit funding in highly competitive
environment

The Team That Makes It Happen

13

4 mos.

SVP, Dir. Ops

William V. Leaming, Jr

25

11 mos.

Regional President,
Wilmington

Keith Betts

31

25

23

24

Years in
Banking

2

9

9

9

Years with
CRFN

SVP & COO

SVP & Sr. Credit Officer

SVP & CFO

President & CEO

Title

Ray D. Vaughn

Bruce W. Elder

Michael G. Carlton

Thomas E. Holder, Jr.

CRESCENT
FINANCIAL CORPORATION

Virginia
Tennessee
North Carolina
Durham
Cary
Raleigh
Sanford
Pinehurst
Charlotte
South Carolina
Wilmington

Crescent’s Market Area

Crescent headquarters

11 Crescent offices

Crescent MSAs are outlined in yellow.

25%
20%
15%
10%
5%
0%
Population Growth
HH Income Growth
17.6%
19.6%
15.7%
16.2%
9.0%
15.7%
15.8%
18.1%
8.2%
17.3%
6.7%
17.8%
Raleigh-Cary
Wilmington
Sandhills
Total Crescent MSAs
NC State
USA

Targeting High Growth Markets

1 Weighted average of combined Southern Pines-Pinehurst and Sanford MSAs

    Source: SNL Financial LC.

Projected 2006-2011

1

Raleigh–Durham–Cary MSA

7 banking offices with 2.13% deposit market share

All CRFN loan growth in this MSA has been organic

Population of 1.3 million, with 17.6% population growth forecast over next five years1

Home to the Research Triangle Park, one of the nation’s leading technology business centers

Top-rated for quality of life, excellent education, business climate and entertainment options:

Wake County: #1 Sellers Market in the Country (Forbes, June 2007)

#3 Best Jobs in Hottest Cities (Business 2.0, May 2007)

#1 Best City for Jobs (Forbes, February 2007)

Top 10 Tech Towns (Wired, January 2007)

#4 Best Places to Live (Money, July 2006)

1 Source: SNL Financial

Sandhills MSA1

Acquired Centennial Bank in August 2003 with $61.2 million
in assets and 2 banking offices in Moore County

Now 3 banking offices and 3.6% deposit market share1

Total population of 138,600, growing at approx. 9.4% over
next 5 years1

Famous for its world-class golf courses

Pinehurst hosted the 1999 and 2005 Men’s US Open Golf
Championship

Southern Pines hosted the 2007 Women’s US Open Golf
Championship

1 Weighted avg. of Pinehurst–Southern Pines MSA & Sanford MSA combined

  Source: SNL Financial

Greater Wilmington Area/Coastal Market

Acquired Port City Capital on August 31, 2006 based in
Wilmington; consolidated in June 2007

1 banking office with 2.75% deposit market share; assets of
$185 million at acquisition

Wilmington is the largest city in southeastern NC; a regional medical and education center and major port

Wilmington MSA has population of 315,000, with growth
projected at 15.7% over next 5 years1

Brunswick County’s population of 93,600 is expected to grow
nearly 24% over the next five years1

1 Source: SNL Financial.

Gross Loans
Total Deposits
Total Assets
$900
$750
$600
$450
$300
$150
$0
$213
$219
$274
$254
$274
$331
$324
$322
$411
$543
$542
$698
$601
$618
$782
2003
2004
2005
2006
1H'07

Growing the Balance Sheet

2003-2006 Average Annual Growth:

        Gross Loans = 38.0%

        Total Deposits = 37.0%

        Total Assets = 38.3%

2005 Deposit Market Share
2006 Deposit Market Share
2.41%
2.49%
2.00%
2.04%
1.68%
1.87%
1.82%
1.79%
1.55%
1.71%
1.55%
1.62%
1.14%
1.50%
1.14%
1.47%
2.20%
2.43%
First Bancorp
Paragon Commercial
Four Oaks Fincorp
Fidelity Bancshares
North State Bancorp
Capital Bank
Cape Fear Bank
Cooperative Bankshares
Crescent Financial

Expanding Deposit Market Share:

Measuring Up Against the Top-Ranked Community Banks in
Our Markets1

+8 bps

+4 bps

+19 bps

-3 bps

+16 bps

+23 bps

1  Community banks ranked by deposit market share in CRFN’s 4 MSAs; includes community banks with more than 1%
market share. Excludes regional banks.

    Source: SNL Financial. Deposit data as of June 30, 2006.

+7 bps

+36 bps

+33 bps

48.0%
20.6%
12.6%
10.2%
9.9%
9.2%
8.2%
5.6%
66.6%
Paragon Commercial
North State Bancorp
Four Oaks Fincorp
First Bancorp
Fidelity Bancshares
Cooperative Bankshares
Cape Fear Bank
Capital Bank
Crescent Financial

Exceptional Loan Growth:

Compared with Top-Ranked Community Banks in Our Markets1

LTM Loan Growth2

1  Community banks ranked by deposit market share in CRFN’s 4 MSAs ; includes community banks with more than
1% market share. Excludes regional banks.

2  Source: SNL Financial. Loan growth data for most recent quarter; 2Q’07 data not available for Fidelity.

Diversification Reflects the Markets We Serve

Commercial RE,

54%

C&I,

11%

Residential RE,

3%

Construction,

24%

HELOC,

7%

Consumer,

1%

Commercial RE is 47%
owner occupied

Construction =

42% residential

25% commercial

33% land

LTM Asset Growth
75%
60%
45%
30%
15%
0%
66%
61%
33%
13%
10%
9%
8%
8%
7%
3%
1%
CRFN
BNCN
NCBC
CLBH
ACBA
ECBE
COOP
BCAR
PEBK
NBBC
FSBK

Non-Performing Assets[2] / Total Assets
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
0.09%
0.24%
0.30%
0.31%
0.31%
0.37%
0.48%
0.62%
0.86%
0.96%
1.03%
CRFN
COOP
ECBE
ACBA
BNCN
FSBK
CLBH
NCBC
PEBK
BCAR
NBBC

Balance Sheet Management1 :

Growing Assets While Maintaining Asset Quality

1  Peer group = Median of 10 NC banks closest in asset size to CRFN.

2  Non-performing assets include non-accrual loans, loans 90+ past due, and OREOs/Repos.

NPA+ 90 / Total Assets
NCO / Avg Loans
0.20%
0.15%
0.10%
0.05%
0.00%
0.09%
0.15%
0.01%
0.04%
0.03%
0.02%
0.03%
0.00%
0.10%
0.02%
0.09%
0.04%
2004
2005
2006
4Q'06
1Q'07
2Q'07

Exceptional Asset Quality Over Time

Our Commitment to Asset Quality

Disciplined, conservative credit culture

Consistent on the analysis & underwriting standards

Effective approval structure aimed at quality &
responsiveness

Robust credit monitoring process

At individual credit level

At portfolio level

We do not compromise loan quality for growth.

Financial Highlights

$1.541

$1.47

$1.00

Net Income

$0.161

$0.15

$0.15

EPS

0.82%1

0.82%

0.88%

ROA

11.26%1

56.1%

$608.3

$782.2

2Q’071

11.26%

57.4%

$586.1

$751.5

1Q’07

10.22%

62.6%

$365.2

$470.7

2Q’06

ROATE

Gross Loans

Assets

% Core Deposits

($MMs except EPS)

1 Excludes non-recurring charge of $146,000, or 0.0097 per share after-tax

CRESCENT
FINANCIAL CORPORATION

Commercial RE
Residential RE
Construction
C&I
Home Equity
Consumer
$800
$600
$400
$200
$0
2002
2003
2004
2005
2006
1H'07
100%
80%
60%
40%
20%
0%
13%
11%
12%
11%
8%
7%
20%
18%
19%
16%
12%
11%
16%
15%
15%
14%
20%
24%
2%
7%
5%
5%
4%
3%
47%
47%
47%
53%
55%
54%
2002
2003
2004
2005
2006
1H'07

High Loan Growth & Changing Mix

4.5-Year CAGR = 41.9%

$126

$217

$258

$328

$608

$550

DDA
NOW
Savings
MMDA
CDs < $100K
CDs => $100K
$800
$600
$400
$200
$0
2002
2003
2004
2005
2006
1H'07
100%
80%
60%
40%
20%
0%
22%
24%
36%
37%
42%
44%
21%
27%
20%
18%
13%
11%
12%
11%
12%
14%
11%
10%
1%
1%
1%
3%
14%
16%
18%
19%
15%
13%
7%
6%
26%
17%
16%
15%
13%
13%
2002
2003
2004
2005
2006
1H'07

High Deposit Growth & Changing Mix

$219

$274

$322

$542

$618

4.5-Year CAGR = 36.3%

$153

Net Interest Margin
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
3.64%
3.61%
3.94%
3.95%
3.92%
3.81%
3.73%
2003
2004
2005
2006
4Q'06
1Q'07
2Q'07

Consistent Net Interest Margin Over Time

CRESCENT
FINANCIAL CORPORATION

Total Revenue
Operating Expenses
$8.9
$5.7
$12.4
$8.5
$16.4
$10.8
$22.1
$13.4
$29.0
$18.0
2003
2004
2005
2006
1H'07

($ in millions)

* 2007 data is annualized.

Achieving Critical Mass

Operating Leverage is Increasingly Positive

CRESCENT FINANCIAL CORPORATION

Net Income
EPS
$8.0
$6.0
$4.0
$2.0
$0.0
Net Income ($ in millions)
$0.80
$0.60
$0.40
$0.20
$0.00
Diluted Earnings Per Share
$0.35
$0.43
$0.55
$0.64
$0.64
$1.7M
$2.3M
$3.1M
$4.9M
$2.9M
2003
2004
2005
2006
2007

Net Income vs. EPS

       4.7M                   5.4M                  5.7M                   7.6M                   9.6M

$3.3M1

1 2007 net income and EPS represent 1H 2007 (Actual) plus consensus est. for 2H 2007 of $3.3 million
NI and $0.34 EPS.

1

Avg. Dil.

Shares:

1

Capital Raising Tied to Strategic Plan

December, 1998: $10.9 million IPO

August, 2002: $6.3 million secondary offering

August, 2003:  $8.0 million trust preferred

December, 2005: $11.6 million public offering

Paid seven stock dividends of 10% or greater

$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
300,000
250,000
200,000
150,000
100,000
50,000
0
Aug-99
Jan-00
Jun-00
Nov-00
Apr-01
Sep-01
Feb-02
Jul-02
Dec-02
May-03
Oct-03
Mar-04
Aug-04
Jan-05
Jun-05
Nov-05
Apr-06
Sep-06
Feb-07
Jul-07

Historical Stock Price Performance1

1  Trading activity from 8/11/1999 (first day of trading history) to 7/30/2007.

    Source: SNL Financial.

Acquisition of
PCCB Completed:
August 31, 2006

NASDAQ National
Market Listing:

October 10, 2005

Public Offering
Completed:

December 2, 2005

Secondary Offering
Completed:

August 20, 2002

Acquisition of
Centennial Completed:
August 29, 2003

CRFN
SNL Bank
SNL Bank $500M-$1B
Russell 2000
400%
350%
300%
250%
200%
150%
100%
50%
0%
Aug-99
Jan-00
Jun-00
Nov-00
Apr-01
Sep-01
Feb-02
Jul-02
Dec-02
May-03
Oct-03
Mar-04
Aug-04
Jan-05
Jun-05
Nov-05
Apr-06
Sep-06
Feb-07
Jul-07

Relative Price Performance1

1  Trading activity from 8/11/1999 to 07/30/2007.

    Source: SNL Financial.

+161%

+115%

+  83%

+  36%

CRFN Performance Relative to NC Peer Group

8%

32%

LTM Organic Loan Growth

0.43%

0.09%

NPAs/Total Assets

151%

172%

Price2/Tangible Book Value

15.3x

16.0x

Price2/LTM Core EPS

144%

109%

Price2/Book Value

Peer Median1

CRFN

1  Peer median is based on most recent quarter data.

2  Price as of 07/30/07 = $10.26.

A Growth Company…Strong, Yet Undervalued

Investment Highlights

Strong loan growth with exceptional asset quality

Commercially focused business mix

Attractive franchise demographics with significant growth
potential

Proven acquisition and de novo expansion expertise

Established local identity in high-growth communities

Seasoned management team with an intimate knowledge
of local markets

Track record of stable earnings and balance sheet growth

The Bank will have:

Traditional bank assets   $1.4B

20+ banking offices strategically located in Central and
Eastern North Carolina

Acquired one or more smaller banks to gain strategic
locations, people and/or other resources

Improved profitability to ~ 1.00%

Expanded services to include some/all of following: leasing, mortgage lending, brokerage, insurance & financial advisory

Services delivered through a mix of “high-tech and high touch”
channels

The Bank will be recognized as the financial services provider of choice for each of the communities we serve

Vision of 2006       Goals for 2010

Profitability:

Increase non-interest income through mortgage
banking activities

Leverage Port City cross-sell opportunities

Growth:

Branch expansion in 2007-2008 in existing and
surrounding markets

Expand deposit and loan market share

Continue to seek acquisition opportunities

Immediate Opportunities for 2007-2008